Debt	12 Months Ended
Dec. 31, 2014
Debt Disclosure [Abstract]
Debt
DEBT
Debt at December 31 consisted of:

	2014		2013
(millions)	Carrying Value	Fair Value	Carrying Value	Fair Value
3.75% Senior Notes due 2021 (issued: $500.0, August 2011)	$497.8	$535.6	$497.6	$509.1
6 5/8% Senior Notes due 2029 (issued: $300.0, March 1999)	295.5	400.6	295.3	359.6
6.25% Senior Notes due 2032 (issued: $400.0, November 2002)	394.8	527.9	394.6	473.7
4.35% Senior Notes due 2044 (issued: $350.0, April 2014)	346.3	378.9	0	0
6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (issued: $1,000.0, June 2007; outstanding: $632.8 and $677.1)	630.3	684.5	673.4	731.3
Total	$2,164.7	$2,527.5	$1,860.9	$2,073.7

All of the outstanding debt was issued by The Progressive Corporation. Debt includes amounts we have borrowed and contributed to the capital of our insurance subsidiaries or used, or have available for use, for other business purposes. Fair values are obtained from external sources. There are no restrictive financial covenants or credit rating triggers on our debt.
Interest on all debt is payable semiannually at the stated rates. However, the 6.70% Fixed-to-Floating Rate Junior Subordinated Debentures due 2067 (the “6.70% Debentures”) will only bear interest at this fixed annual rate through, but excluding, June 15, 2017. Thereafter, the 6.70% Debentures will bear interest at an annual rate equal to the three-month LIBOR plus 2.0175%, and interest will be payable quarterly until the 6.70% Debentures are redeemed or retired.
Except for the 6.70% Debentures, all principal is due at the maturity stated in the table above. The 6.70% Debentures will become due on June 15, 2037, the scheduled maturity date, but only to the extent that we have received sufficient net proceeds from the sale of certain qualifying capital securities. We must use our commercially reasonable efforts, subject to certain market disruption events, to sell enough qualifying capital securities to permit repayment of the 6.70% Debentures in full on the scheduled maturity date or, if sufficient proceeds are not realized from the sale of such qualifying capital securities by such date, on each interest payment date thereafter. Any remaining outstanding principal will be due on June 15, 2067, the final maturity date.
In April 2014, we issued $350 million of 4.35% Senior Notes due 2044 (the “4.35% Senior Notes”).  We received proceeds of $346.3 million, after deducting underwriter’s discounts and commissions. In addition, we incurred expenses of approximately $0.7 million related to the issuance.  Upon issuance of the 4.35% Senior Notes, we closed a forecasted debt issuance hedge, which was entered into to hedge against a possible rise in interest rates, and recognized a $1.6 million pretax loss as part of accumulated other comprehensive income (loss); the loss will be recognized as an adjustment to interest expense and amortized over the life of the 4.35% Senior Notes.
We retired the entire $150 million of our 7% Notes at maturity in October 2013. The 3.75% Senior Notes, the 6 5/8% Senior Notes, the 6.25% Senior Notes, and the 4.35% Senior Notes (collectively, “Senior Notes”) may be redeemed in whole or in part at any time, at our option, subject to a “make-whole” provision. The 6.70% Debentures may be redeemed, in whole or in part, at any time: (a) prior to June 15, 2017, at a redemption price equal to the greater of (i) 100% of the principal amount of the 6.70% Debentures being redeemed, or (ii) a “make-whole” amount, in each case plus any accrued and unpaid interest; or (b) on or after June 15, 2017, at a redemption price equal to 100% of the principal amount of the 6.70% Debentures being redeemed, plus any accrued and unpaid interest.
During 2014 and 2013, we repurchased, in the open market, $44.3 million and $54.1 million, respectively, in aggregate principal amount of our 6.70% Debentures. Since the amount paid exceeded the carrying value of the debt we repurchased, we recognized losses on these extinguishments of $4.8 million and $4.3 million for 2014 and 2013, respectively.
Prior to issuance of each of the Senior Notes and 6.70% Debentures, we entered into forecasted debt issuance hedges against possible rises in interest rates. Upon issuance of the applicable debt securities, the hedges were closed and we recognized unrealized gains (losses) as part of accumulated other comprehensive income. The original unrealized gain (loss) at the time of each debt issuance and the unamortized balance at December 31, 2014, on a pretax basis, of these hedges, were as follows:

(millions)	Unrealized Gain (Loss) at Debt Issuance	Unamortized Balance at December 31, 2014
3.75% Senior Notes	$(5.1)	$(3.6)
6 5/8% Senior Notes	(4.2)	(3.2)
6.25% Senior Notes	5.1	4.0
4.35% Senior Notes	(1.6)	(1.6)
6.70% Debentures	34.4	6.6

The gains (losses) on these hedges are deferred and are being amortized as adjustments to interest expense over the life of the related Senior Notes, and over the 10-year fixed interest rate term for the 6.70% Debentures. In addition to this amortization, during 2014 and 2013, we reclassified $0.5 million and $0.8 million, respectively, on a pretax basis, from accumulated other comprehensive income on the balance sheet to net realized gains on securities on the comprehensive income statement, reflecting the portion of the unrealized gain on forecasted transactions that was related to the portion of the 6.70% Debentures repurchased during the periods.
In March 2014, we renewed the unsecured, discretionary line of credit (the "Line of Credit") with PNC Bank, National Association (PNC) in the maximum principal amount of $100 million. The prior line of credit, entered into in March 2013, has expired. The Line of Credit is on substantially the same terms and conditions as the prior line of credit. Subject to the terms and conditions of the Line of Credit documents, advances under the Line of Credit (if any) will bear interest at a variable rate equal to the higher of PNC's Prime Rate or the sum of the Federal Funds Open Rate plus 50 basis points. Each advance must be repaid on the 30th day after the advance or, if earlier, on March 25, 2015, the expiration date of the Line of Credit. Prepayments are permitted without penalty. All advances under the Line of Credit are subject to PNC's discretion. We had no borrowings under the Line of Credit or the prior line of credit in 2014 or 2013.

Aggregate required principal payments on debt outstanding are as follows:

(millions)
Year	Payments
2015	$0
2016	0
2017	0
2018	0
2019	0
Thereafter	2,182.8
Total	$2,182.8